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                                                                  Exhibit 23.1




                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 7, 2000 included in this Form 10-K, into the Company's previously filed: Form S-3 Registration Statements File Nos. 333-58971, 333-59251, 333-67637, 333-74277, 333-77627, 333-89095, 3333-92741,
333-31504 and Form S-8 Registration Statement File No. 333-70529.




/s/ Arthur Andersen LLP

Philadelphia, Pa.
March 28, 20000